Exhibit 10.34

INDEMNITY AGREEMENT

This Indemnity Agreement (“Agreement”) is made as of             ,         , by and between Catellus Development Corporation, a Delaware corporation (the “Company”), and                      (the “Indemnitee”), a director of the Company.

RECITALS

WHEREAS, the Indemnitee is serving [has agreed to serve] as a director of the Company and in such capacity has rendered [will render] valuable services to the Company; and

WHEREAS, the Company has investigated the availability and sufficiency of liability insurance and Delaware statutory indemnification provisions to provide its directors and officers with adequate protection and has concluded that such insurance and statutory provisions may provide inadequate and unacceptable protection to certain individuals requested to serve as its directors and officers; and

WHEREAS, in order to induce and encourage highly experienced and capable persons such as the Indemnitee [to continue] to serve as directors of the Company, the Board of Directors has determined, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Company and the Indemnitee in lieu hereof, that this Agreement is not only reasonable and prudent but also necessary to promote and ensure the best interests of the Company and its stockholders; and

WHEREAS, in recognition of the services of the Indemnitee, and in order to provide the Indemnitee with specific contractual assurances that indemnification protection will be available to the Indemnitee, the Company wishes to provide in this Agreement for indemnification of and advancing of expenses to the Indemnitee as set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Indemnitee do hereby agree as follows:

1. Definitions. Whenever used in this Agreement the following words, unless the context clearly indicates otherwise, shall have the following meanings:

(a) “Proceeding” includes any threatened, pending or completed claim, action, suit or proceeding, formal or informal, whether brought before or after the date of this Agreement, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that the Indemnitee was a director, officer, employee or agent of the Company or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not he or she is serving in such capacity at the time any Liabilities (as defined herein) or Expenses (as defined herein) are incurred for which indemnification or reimbursement is to be provided under this Agreement.

(b) “Expenses” include, without limitation, attorneys’ fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative Proceedings and appeals, amounts paid in settlement by or on behalf of the Indemnitee, and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which he or she is not otherwise compensated by the Company or any third party. The term “Expenses” does not include Liabilities.

(c) “Independent Legal Counsel” shall refer to an attorney or firm of attorneys with recognized expertise in matters of Delaware corporations law and who shall not have otherwise performed services for the Company or the Indemnitee within the five years immediately preceding such counsel’s selection pursuant to Section 4 of this Agreement.

(d) “Liabilities” include, without limitation, judgments, fines, penalties, excise taxes and other liabilities levied or assessed against the Indemnitee in connection with any Proceeding. The term “Liabilities” does not include Expenses.

(e) “D&O Insurance” means directors’ and officers’ liability insurance.

2. Agreement to Serve.

The Indemnitee agrees [to continue] to serve as a director of the Company at the will of the Company for so long as the Indemnitee is duly elected or appointed or until such time as the Indemnitee tenders his or her resignation in writing.

3. Indemnification in Third Party Actions.

The Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Company), by reason of the fact that the Indemnitee was a director, officer, employee or agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses and Liabilities actually and reasonably incurred by the Indemnitee in connection with the defense, settlement or other disposition of such a Proceeding, to the fullest extent permitted by Delaware law; provided that any settlement of a Proceeding be approved in writing by the Company.

4. Indemnification in Proceedings By or In the Right of the Company.

The Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding by or in the right of the Company by reason of the fact that the Indemnitee was a director, officer, employee or agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses and Liabilities actually and reasonably incurred by the Indemnitee in connection with the defense, settlement or other disposition of such a Proceeding, to the fullest extent permitted by Delaware law.

5. Conclusive Presumption Regarding Standards of Conduct.

(a) The Indemnitee shall be conclusively presumed to have met the relevant standards of conduct, if any, as defined by Delaware law, for indemnification pursuant to this Agreement, unless a final determination is made by a court of competent jurisdiction that the Indemnitee has not met such standards. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not meet any particular standard of conduct or that a court has determined that indemnification is not permitted by applicable law.

(b) Notwithstanding the foregoing provisions of Section 5(a) of this Agreement, in the event of any Proceeding (other than a Proceeding by or in the right of the Company) in which the claimant alleges or has alleged specific material acts by the Indemnitee of actual fraud, personal dishonesty, misappropriation or breach of the duty of loyalty, in each case for the direct or indirect personal benefit of the Indemnitee, then the Company may rebut the presumption that the Indemnitee has met the relevant standards of conduct for indemnification under this Agreement by obtaining, at its expense, a written opinion of Independent Legal Counsel, to the effect that, assuming the truth of the facts alleged by the claimant, the Indemnitee and all other former or current officers and directors who are similarly situated in the context of the Proceeding and who have had a similar involvement in the alleged acts have not met such standards. Receipt by the Company of such an opinion shall, accordingly and notwithstanding the absence of a final determination by a court of competent jurisdiction as contemplated by Section 5(a) of this Agreement, permit the Company to make a determination that the Indemnitee has not met the relevant standards of conduct, provided that any such determination is also made with respect to all other persons who, the opinion states, did not meet such standards. Neither the receipt of a written opinion from Independent Legal Counsel nor the making by the Company of a determination pursuant to this Section 5(b) shall create a presumption that the Indemnitee did not meet any particular standards of conduct or that the Indemnitee is not entitled to indemnification under this Agreement or otherwise. Nothing herein, however, shall prevent the Company from presenting such opinion as evidence or the Independent Legal Counsel as a witness in any court case.

6. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement (except for, and subject to, Section 10(c)), to the extent that the Indemnitee has been successful in defense of any Proceeding or in defense of any claim, issue or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding (with the consent of the Company, which consent shall not be unreasonably withheld) without an admission of liability, the Indemnitee shall be indemnified against Expenses actually and reasonably incurred in connection therewith.

7. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of the fact that Indemnitee was a director, officer, employee or agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a witness in any Proceeding, the Indemnitee shall be indemnified against Expenses actually and reasonably incurred in connection therewith.

8. Advances of Expenses. The Expenses incurred by the Indemnitee in connection with any Proceeding shall be paid promptly by the Company, in advance of the final disposition of the Proceeding at the written request of the Indemnitee; provided that the Indemnitee shall undertake in writing to repay any advances if it is conclusively determined by a court of competent jurisdiction that the Indemnitee is not entitled to indemnification under this Agreement or otherwise. The Indemnitee’s obligation to reimburse the Company for advanced Expenses shall be unsecured and no interest shall be charged thereon.

9. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of the Expenses or Liabilities actually and reasonably incurred by the Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount of the Indemnitee’s Expenses or Liabilities, the Company shall nevertheless indemnify the Indemnitee for the portion of Expenses and Liabilities to which the Indemnitee is entitled.

10. Indemnification Procedure; Determination of Right to Indemnification.

(a) Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding, the Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof in writing. The omission to so notify the Company will not relieve it from any liability which it may have to the Indemnitee under this Agreement except to the extent such failure materially prejudices the Company.

(b) If a claim for indemnification or advances under this Agreement is not paid by the Company within 30 days of receipt of written notice, the rights provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. The burden of proving by clear and convincing evidence that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the Independent Legal Counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Independent Legal Counsel that the Indemnitee has not met the applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

(c) The Indemnitee’s Expenses incurred in connection with any proceeding concerning his right to indemnification or advances in whole or in part pursuant to this Agreement or otherwise shall also be indemnified by the Company regardless of the outcome of such a proceeding, unless a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in the proceeding was not made in good faith or was frivolous.

(d) With respect to any Proceeding for which indemnification is requested, the Company, as the case may be, will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee’s written consent, which consent shall not be unreasonably withheld. The Indemnitee shall have the right to employ his or her own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company in writing, (ii) the Indemnitee shall have reasonably requested separate counsel in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses of the Indemnitee’s counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has concluded that there may be a conflict of interest between the Company on the one hand and the Indemnitee on the other hand.

11. Limitations on Indemnification. No payments pursuant to this Agreement shall be made by the Company:

(a) To indemnify or advance funds to the Indemnitee for Expenses with respect to Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to (i) Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under applicable law, or (ii) Proceedings (or parts thereof) authorized by the Board;

(b) To indemnify the Indemnitee for any Expenses or Liabilities sustained in any Proceeding for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

(c) If a court of competent jurisdiction finally determines that any indemnification or advances under this Agreement is not permitted by applicable law;

(d) To indemnify the Indemnitee for any Expenses or Liabilities sustained in any Proceeding for an accounting of profits made from the purchase and sale by the Indemnitee of securities of the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law; or

(e) To indemnify the Indemnitee for any Expenses or Liabilities resulting from the Indemnitee’s conduct which is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest.

12. Liability Insurance.

(a) The Company hereby covenants and agrees that, as long as the Indemnitee shall continue to serve as a director of the Company and thereafter as long as the Indemnitee may be subject to any possible Proceeding, the Company, subject to subsection (c) below, shall promptly obtain and maintain in full force and effect D&O Insurance in reasonable amounts from established and reputable insurers.

(b) In all D&O Insurance policies, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors.

(c) Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

13. Indemnification Hereunder Not Exclusive. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under the certificate of incorporation, bylaws, any agreement, vote of shareholders or disinterested directors, provision of applicable law, or otherwise, both as to action in the Indemnitee’s official capacity and as to action in another capacity on behalf of the Company while holding such office.

14. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of the Indemnitee and his or her heirs, executors, administrators and assigns, and the Company and its successors and assigns.

15. Severability. Each and every paragraph, sentence, term and provision of this Agreement is separate and distinct so that if any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of any other paragraph, sentence, term or provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification permitted under Delaware law.

16. Savings Clause. If this Agreement or any paragraph, sentence, term or provision hereof is invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify the Indemnitee as to any Expenses, judgments, fines, penalties or excise taxes incurred with respect to any Proceeding to the full extent permitted by any applicable paragraph, sentence, term or provision of this Agreement that has not been invalidated or by any other applicable provision of Delaware law.

17. Governing Law. This Agreement shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed and interpreted in accordance with the laws of the State of Delaware.

18. Amendments. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the certificate of incorporation, bylaws or by other agreements, including D&O Insurance policies.

19. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

20. Notices. Any notice required to be given under this Agreement to the Company shall be directed to the Company at its principal executive offices, 201 Mission Street, San Francisco, California 94105, Attention: General Counsel, and to the Indemnitee at                                                                   or to such other address as either shall designate in writing.

IN WITNESS WHEREOF, the parties have executed this Indemnity Agreement as of the date first written above.

INDEMNITEE

CATELLUS DEVELOPMENT CORPORATION

By:
Its:

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